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                                                                  EXHIBIT 10.68


                                 PROMISSORY NOTE


                                                         ___________ ____, 199_


         FOR VALUE RECEIVED, and intending to be legally bound hereby, ___________________________ ("MAKER"), promises to pay to the order of Balanced Care Corporation, a Delaware corporation or the holder hereof ("PAYEE"), in lawful money of the United States of America, the principal sum of ____________ Dollars and __/100 ($_______.__), together with interest thereon from and after the date hereof at the rate specified herein.

         If not sooner paid, Maker shall pay the entire principal amount outstanding hereunder, together with all accrued but unpaid interest thereon, upon demand. If not sooner paid, the accrued interest on the principal amount outstanding under this Note shall be immediately due and payable in arrears on the first day of each calendar quarter. Interest shall be payable in arrears on the first day of each calendar quarter, beginning ________, 199_.

         This Note is made in connection with Advances made by Payee to Maker pursuant to the provisions of that certain Shortfall Funding Agreement by and between Maker and Payee dated January _, 1998 (the "SHORTFALL Agreement"), the terms of which are incorporated herein by reference. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in Appendix 1 to the Shortfall Agreement; and the rules of interpretation and other provisions provided for in such Appendix 1 shall be applicable to this Note.

         Interest on the outstanding principal balance hereunder shall accrue at a rate of 2% over the Prime Rate as announced from time to time in the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in the Wall Street Journal, such other source as the holder may determine) (the "CONTRACTUAL RATE"); provided, however, that upon an Event of Default, whether by acceleration or otherwise, interest shall accrue at the Contractual Rate plus two percent (2%) per annum (the "DEFAULT RATE") until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment at the Default Rate until all sums due hereunder and/or under the judgment are paid.

         Maker waives presentment, demand, notice, protest, all rights of set-off or counterclaim, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Shortfall Agreement.

         So long as Payee is the holder hereof, Payee's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each payment made pursuant hereto.

         The prompt and faithful performance of all of Maker's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

         Payee shall be entitled to exercise any right notwithstanding any prior exercise, failure to





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exercise or delay in exercising any such right.

         Payee shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby, as well as any security interest previously granted to secure repayment of the indebtedness evidenced hereby, and Maker warrants that Maker has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on such judgment or security interest.

         If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it.

         The rights and privileges of Payee contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Maker shall bind all heirs, personal representatives, successors and assigns.

         This Note shall in all respects be governed by the laws of the Commonwealth of Pennsylvania, excluding its conflicts of laws.

         PAYMENT OF THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A SUBORDIDNATION AND STANDSTILL AGREEMENT DATED AS OF FEBRUARY 6, 1998 BETWEEN THE PAYEE AND CAPSTONE CAPITAL CORPORATION, A COPY OF SAID SUBORDINATION AND STANDSTILL AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF ANY HOLDER OF THIS NOTE FROM CAPSTONE CAPITAL CORPORATION, 1000 URBAN CENTER DRIVE, SUITE 630, BIRMINGHAM, AL 35242.

                  Witness the due execution hereof.


WITNESS:


                                                  -----------------------------


                                                  By: /s/ Signature Illegible
--------------------------                           --------------------------

                                                  Title:
                                                        -----------------------
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       Schedule to Exhibit 10.68 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

                                 Promissory Note

                        Location                          Entities
                       Ravenna, OH              BCC at Ravenna, Inc.;
                                                Extended Care Operators of Ravenna LLC

                       Harrisburg, PA           BCC at Harrisburg, Inc.;
                                                Extended Care Operators of Harrisburg LLC

                       Greensboro, NC           BCC at Greensboro, Inc.;
                                                Extended Care Operators of Greensboro LLC